================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : MARCH 13, 2006

                          COMMISSION FILE NO. 000-49628


                           TELEPLUS ENTERPRISES, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Nevada                                         90-0045023
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF                (IRS EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)


       7575 Transcanadienne, Suite 305, St-Laurent, Quebec, Canada H4T 1V6
--------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  514-344-0778
--------------------------------------------------------------------------------
                            (ISSUER TELEPHONE NUMBER)


                                       N/A
--------------------------------------------------------------------------------
                            (FORMER NAME AND ADDRESS)

This amended Form 8-k (to 8-k filed 3 January 2006) is filed to provide the audited financial statements of Liberty Wireless, Division of Star Number, Inc. ("Liberty Wireless"), recently acquired by Telepus Wireless, Corp., a wholly-owned subsidiary of Teleplus Enterprises, Inc. ("Teleplus"). Also included in this amended Form 8-k are pro forma financials for Liberty Wireless and Teleplus.

================================================================================

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 is amended in its entirety to read as follows:

Financial Statements of Inphonic

(a)   Financial Statements of Businesses Acquired


                          Independent Auditors' Report
                          ----------------------------

Board of Directors
TelePlus Wireless, Corp.
Star Number, Inc.


We have audited the accompanying balance sheets of The Liberty Wireless Division of Star Number, Inc. as of December 31, 2004 and 2003, and the related statements of operations, divisional equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Liberty Wireless Division of Star Number, Inc. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


/S/ Mintz & Partners LLP

CHARTERED ACCOUNTANTS

Toronto, Canada


February 10, 2006

                 LIBERTY WIRELESS DIVISION OF STAR NUMBER, INC.
                                 BALANCE SHEETS
                        AS AT DECEMBER 31, 2004 AND 2003

      ASSETS

                                                           2004           2003
Current assets
Cash and cash equivalents                                1,729,152      1,258,346
Accounts  receivable                                        74,929        445,266
Due from parent company                                  8,327,093      3,232,931
Inventories                                              1,057,434         61,552
Prepaid expenses and security deposits                     463,184        998,636
Deferred charges                                           201,531      1,267,281
                                                      ------------   ------------
Total current assets                                  $ 11,853,323   $  7,264,012

Property and equipment, net                                148,757             --
                                                      ------------   ------------

TOTAL ASSETS                                          $ 12,002,080   $  7,264,012
                                                      ============   ============

      LIABILITIES AND DIVISIONAL EQUITY

   Current liabilities
      Accounts payable and accrued liabilities           9,614,229      6,685,333
        Deferred revenue                                 1,405,998      4,061,459
                                                      ------------   ------------
   Total current liabilities                            11,020,227     10,746,792
                                                      ------------   ------------

    Divisional equity
Earnings (deficit)                                         981,853     (3,482,780)
                                                      ------------   ------------

TOTAL LIABILITIES AND EQUITY                          $ 12,002,080   $  7,264,012
                                                      ============   ============

                 See accompanying summary of accounting policies
                        and notes to financial statement

                 LIBERTY WIRELESS DIVISION OF STAR NUMBER, INC.
                       DIVISIONAL STATEMENTS OF OPERATIONS
                     YEARS ENDED DECEMBER 31, 2004 AND 2003

                                               --------------------------
                                                   2004           2003
                                               -----------    -----------
Net sales                                       49,332,085     36,059,645
Cost of goods sold                              31,077,036     27,220,707
                                               -----------    -----------
Gross Profit                                    18,255,049      8,838,938

General, administrative and selling expenses    13,790,416     13,182,942
                                               -----------    -----------
Net income (loss)
                                                 4,464,633     (4,344,004)
                                               -----------    -----------

                 See accompanying summary of accounting policies
                        and notes to financial statement

                 LIBERTY WIRELESS DIVISION OF STAR NUMBER, INC.
                         STATEMENTS OF DIVISIONAL EQUITY
                     YEARS ENDED DECEMBER 31, 2004 AND 2003

BALANCE, JANUARY 1, 2003                      $   861,224

         Net loss                              (4,344,004)
                                              -----------

Balance, December 31, 2003                     (3,482,780)
                                              -----------

         Net income                             4,464,633
                                              -----------

Balance, December 31, 2004                    $   981,853
                                              ===========

                 See accompanying summary of accounting policies
                        and notes to financial statement

                 LIBERTY WIRELESS DIVISION OF STAR NUMBER, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                           2004          2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                       4,464,633    (4,344,004)
Items not requiring cash

  Amortization                                             55,791            --
  Change in:
        Accounts receivable                               370,337       326,623
        Inventories                                      (995,882)      (61,552)
        Prepaid expenses and security deposits            535,452      (889,301)
        Deferred charges                                1,065,750     1,473,191
        Account payable and  accrued liabilities        2,928,896    (3,423,498)

        Deferred revenue                               (2,655,461)    1,839,721
                                                       ----------    ----------
CASH FLOW PROVIDED BY OPERATING ACTIVITIES              5,769,516     1,768,176
                                                       ----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property and equipment                     (204,548)           --
                                                       ----------    ----------
CASH FLOW USED IN INVESTING ACTIVITIES                   (204,548)           --
                                                       ----------    ----------
CASH FLOWS FROM FINANCINGACTIVITIES
  Due from corporate parent                            (5,094,162)   (2,198,434)
                                                       ----------    ----------

CASH FLOW USED IN FINANCING ACTIVITIES                 (5,094,162)   (2,198,434)
                                                       ----------    ----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS      470,806      (430,258)
   Cash and cash equivalents, beginning of period       1,258,346     1,688,604
                                                       ----------    ----------
   Cash and cash equivalents, end of period             1,729,152     1,258,346
                                                       ----------    ----------
SUPPLEMENTAL CASH FLOW INFORMATION
   Interest paid                                               --            --
                                                       ----------    ----------

                 See accompanying summary of accounting policies
                        and notes to financial statement

                 LIBERTY WIRELESS DIVISION OF STAR NUMBER, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

NOTE 1 - NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PREPARATION

Effective December 31, 2005, certain assets comprising the Liberty Wireless Division (the "Division") were purchased by TelePlus Enterprises, Inc. ("Teleplus") from Star Number, Inc. ("Star") pursuant to the Asset Purchase Agreement (the "Agreement") between such parties. Prior to the purchase date, the Division was operated by Star together with other business activities that were not purchased by TelePlus and which remain a part of Star following December 31, 2005. These financial statements have been prepared as required by the United States securities regulations to "carve out" the assets and liabilities directly related to the Division at December 31, 2004 and 2003, and the revenues, costs and expenses directly related to the Division for the years ended December 31, 2004 and 2003.

The sale of the Division's assets to TelePlus included all of Star's rights, title and interest in and to the following:

      o Assumed contracts including the Private Label PCS Services Agreement dated November 17, 2005 by and between Sprint Spectrum L.P. ("Sprint") and Star
      o The Liberty Wireless Distributor Agreement dated April 25, 2005 by and between Interstate Connections, Ltd and Star
      o Agreement dated June 15, 2005 by and between Amerivision Communications d/b/a Affinity4 and Star
      o     All unfilled orders approximating $14,000
      o     Forward Commitments to Vendor for Supplies and Material
      o     All Pre-Paid deposits approximating $707,000
      o The amounts receivable approximating $282,000, net of any reserves and chargebacks
      o Trade Names, Domain Names and Logo including Liberty Wireless (SM); Viva Liberty (SM); Liberty Wireless for All (SM); libertywireless.com; vivaliberty.com
      o Customer and Supplier Lists which includes approximately 23,000 active and 19,000 suspended subscribers for whom TelePlus Wireless, Corp. will become the "Mobile Radio Services Provider" of record at closing
      o     Executive Dashboard and Marketing Reports and Materials
      o Handset Boc designs and box inventory which includes approximately 44,000 Liberty handset cartons warehoused at Stephen Gould, Inc.
      o     In-box and electronic customer collateral inclduding:
            o Design for Welcome Letter , titled Congratulations! You've Joined Millions of Satified Wireless Customers. Design for Invoice, titled Sales Receipt and Wireless Service Guide
            o Design for Subscriber Terms and Conditions, titled Star Number Wireless Agreement - Terms and Conditions
            o     Design for Guide to Wireless Services and Design for Rebate
            o     Text for order confirmation, shipping and customer service emails
            o     HTML code and URL for Liberty Wireless.com homepage
            o     Design for Rebate
      o     Branding to customize MMA software for Liberty Wireless
      o The active stock, inactive stock, recovery stock and salvage stock. For this stock, TelePlus Wireless, Corp. shall pay Star US$ 456,100 as follows: $91,220 on closing and 5 equal semi-monthly payments of $72,976

PURCHASE BY TELEPLUS WIRELESS, CORP.

Effective December 31, 2005, TelePlus purchased certain assets (the "Purchased Assets") of the Division, as outlined above, for the following: US$ 1,400,000 in cash on the closing date; and US$ 500,000 to be paid in four equal instalments payable 90 days from the closing date, which payment obligation shall be evidenced by a promissory note secured by liens on the Purchased Assets.

The parties have agreed that the aggregate amount of all Pre-Paid Deposits received prior to December 31, 2005 for services with respect to the Purchased Assets that have not been provided as of December 31, 2005 shall be provided to Teleplus who will assume this obligation.

The parties further agree that the number of Customers, as defined, to be acquired by TelePlus Wireless, Corp. in connection with the acquisition of the Purchased Assets shall not be less than 22,000 Customers (the "Target Number"). Customers are defined as active customers in respect of the Purchased Assets at the Time of Closing that are (a) with respect to pre-paid customers either: (i) less than fifteen days in arrears in payments due to Star at the Time of Closing; or (ii) are more than fifteen days in arrears but the outstanding balance owing from such Customer is less than 50% of the total monthly account of such Customer or (b) with respect to post-paid customers either: (i) less than thirty days in arrears in payments due to Star at the Time of Closing; or
(ii) are more than thirty days in arrears but the outstanding balance owing from such Customer is less than 50% of the total monthly account of such Customer. In the event the number of Customers acquired at the Effective Time is less than the Target Number, the purchase price shall be reduced by US$ 95 per customer short of the Target Number.

During the periods covered by the financial statements, the Division's operations were conducted as an integral part of Star's operations. These financial statements have been "carved out" of the Star financial statements to reflect the assets and liabilities directly related to the Division and the revenues, costs and expenses directly related to the Division's operations. The financial statements have been prepared from the books, records and accounts of Star on the basis of established accounting methods, policies, practices and procedures and based on judgments and estimations made by the management of Star.


PRINCIPLES OF DIVISIONAL FINANCIAL STATEMENTS

The accounts of the Division of Star are included in these divisional financial statements. There are significant allocations and assumptions that were required to prepare these divisional financial statements.

BUSINESS AND BASIS OF PRESENTATION


The accompanying audited financial statements of Liberty Wireless Division of Star Number, Inc.(the "Division"), have been prepared in accordance with generally accepted accounting principles for financial information and with the instructions to Form 1-QSB and Item 310 ( b) of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements of Star. In the opinion of management of the Division, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

The Division sells services and devices through its own branded websites, including wirefly.com. The Division operates as a mobile virtual network operator, or MVNO, under its Liberty Wireless brand, marketing and selling to consumers wireless airtime services it purchases wholesale from a national wireless carrier.

Risk and Uncertainties
----------------------

The Division's operations are subject to certain risks and uncertainties including, among others, actual and potential competition by entities with greater financial resources, rapid technology changes, the need to retain key personnel and protect intellectual property.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of certain assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting. The most significant of such estimates include reserve for future deactivations, allowance for uncollectible accounts, allowance for rebates, valuation of inventory and estimated useful life of assets. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash equivalents include highly liquid, temporary cash investments having original maturity dates of three months or less. The Division maintains bank accounts with federally insured financial institutions. At times, balances at each bank may exceed insured limits.

Allowance for Doubtful Accounts
-------------------------------

The Division maintains allowances for doubtful accounts for estimated losses resulting from the inability of customers to pay. If the financial condition of a material portion of the Division's customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

Inventories

Inventories consists primarily of wireless devices. The carrying value of inventories is stated at the lower of cost or market value. Cost is determined using a method which approximates the first-in-first-out method. The Division writes down inventories for estimated obsolescence or unmarketable inventories equal to the difference between the cost of inventories and the estimated market value or replacement cost based upon assumptions about future demand and market conditions. If actual market conditions are less favorable than those projected, additional inventory write-downs may be required. Historically, the Division has not experienced significant write-offs, with the exception of returned, unmarketable inventory.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Major renewals and improvements are capitalized; minor replacements, maintenance and repairs are charged to current operations. Depreciation is computed by applying the straight-line method over the estimated useful lives of property and equipment (three to seven years). . The Division performs reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Revenue Recognition

MVNO services

The Division sells wireless communication services under the Liberty Wireless brand. The Division generates revenues from customers for monthly recurring usage of wireless airtime minutes and optional features, including voice mail text messaging. In addition, the Division bills for airtime usage in excess of monthly minutes included in monthly service plans. MVNO services revenue also include non-recurring activation service charges to customers to the extent not allocated to wireless device revenue. MVNO services are provided on a month-to-month basis and are generally paid in advance.

In November 2002, the Emerging Issues Task Force ("EITF") of the Financial Accounting Standards Board, issued a final consensus on EITF Issue No. 00-21, Accounting for Revenue Arrangements with Multiple Deliverables. EITF Issue No. 00-21 provides guidance on when and how arrangements involving multiple deliverables should be divided in separate units of accounting. EITF Issue No. 00-21 is effective for arrangements entered into in fiscal periods beginning after June 15, 2003.

Beginning July 1, 2003, the Division adopted the provisions of EITF Issue No. 00-21 for sales arrangements with multiple deliverables with respect to MVNO services. As a result, the Division is required to account for the sale of a device separately from the provision of services to the customer. Accordingly, the Division recognizes the portion of the fee attributable to the device revenue and related costs, including activation, when the device is delivered to the customer to the extent cash is received in advance. The Division defers the portion of the fee attributable to the provision of services, and recognize these deferred fees and costs on a straight-line basis over the term of the services. The Division uses the residual value method in allocating revenues between service revenues and device sales based upon the fair value of the services.

In certain indirect distribution arrangements, the fee attributable to the service unit exceeds the total consideration received. In these circumstances, the entire fee is deferred and recognized over the service period.

The Division offers marketers the ability to sell wireless services or MVNO services to their customers under their own brands using the Division's e-commerce platform and operational infrastructure and wholesale wireless airtime that the Division purchases. The Division will receive fees for production of the network platform, as well as for operational support services. Prepaid fees will be deferred until all revenue criteria have been satisfied. As of December 31, 2004, the Division has not recognized any revenues related to these MVNO services offered to marketers.

Equipment Revenues

The Division sells wireless devices and accessories in connection with the wireless activation and services and MVNO services segments. The equipment is also sold to indirect retailers to facilitate distribution to MVNO services customers.

Revenues from the sale of devices and accessories are recognized at the time of sale, when sold separately. Revenue from the sale of devices and accessories in a multiple-element arrangement with services are recognized at the time of sale in accordance with EITF Issue No. 00-21 when fair value of the services element exists. Customers have the right to return devices within a specified period of time or usage, whichever occurs first. The Division provides an allowance for estimated returns of devices based on historical experience. Return rights of indirect retailers for wireless devices are limited to warranty claims, which are generally covered by the device manufacturers' original warranty. Staff Accounting Bulletin of the Securities and Exchange Commission ("SAB 101") and confirmed by Staff Accounting Bulletin 104 ("SAB 104") also required that the Division defer, during the first two years of operations, the revenues for purchases of wireless devices, including accessories and shipping, until the expiration of the return period, which was generally 30 days. Beginning in March 2002, as permitted under SAB 101 and SAB 104, the Division determined it had sufficient operating history to estimate returns and recorded $2.0 million as cost of services related to the returns. The Division also recognized $1.3 million in equipment revenue that was previously deferred. In connection with wireless activations, the Division sells the customer the wireless devices at a significant discount, which may be in the form of a rebate. Rebates are recorded as a reduction of revenues. The Division recognizes net revenues based on historical experience of rebates claimed. Future experience could vary based upon rates of consumers redeeming rebates.

Cost of Revenues

Cost of activations and service revenues include the amounts paid to Sprint for airtime for the MVNO segment and amounts paid to providers of telecommunications and data center services for the data services segment. Amounts paid to wireless carriers for airtime, overage and activations are recognized when the services are performed.

The Division purchases wireless devices and accessories from wireless carriers, device manufacturers and third-party vendors to sell to customers and indirect retailers in connection with the wireless activation and services and MVNO service segments. The Division sells these wireless devices and accessories at a price below cost to encourage the sale and use of the services. The Division does not manufacture any of this equipment.

Costs from the sale of wireless devices and accessories sold directly to customers are recognized at the time of sale. Cost of wireless devices and accessories sold to indirect retailers are recognized when they are shipped to the indirect retailers.

All matters in connection with revenues and cost of revenues are in compliance with SAB 101 and SAB 104.

Income Taxes

Liberty is a division of another company, therefore there is no estimate for income taxes on this financial statements.

Fair Value of Financial Instruments

The recorded amounts of cash and cash equivalents, accounts receivable, short-term borrowings, accounts payable and accrued expenses approximate their respective fair values because of the short maturity of those instruments and the variable nature of any underlying interest rates. The rates of fixed obligations approximate the rates of the variable obligations. Therefore, the fair value of these loans has been estimated to be approximately equal to their carrying value.

Concentrations of Credit Risk

Financial instruments which potentially subject Liberty Wireless to concentrations of credit risk consist primarily of cash, cash equivalents, and trade accounts receivable. Liberty Wireless maintains its cash and cash equivalents with high quality financial institutions as determined by Liberty Wireless' management. To reduce risk of trade accounts receivable, ongoing credit evaluations of customers' financial condition are performed, guarantees or other collateral may be required and Liberty Wireless maintains a broad customer base.

Business Risk

Substantially all of the Division's MVNO sales, comprising 90% of total sales, are through one supplier, Sprint.

Recent Accounting Pronouncements

In November 2004 , the FASB issued Statement No. 151 Inventory costs, an amendment of ARB No. 43, Chapter 4 , to clarify that abnormal amounts of idle facility expense, freight, handling costs and wasted material (spoilage) should be recognized as current period charges , and that fixed production overheads should be allocated to inventory based on normal capacity of production facilities. Statement No. 151 will be effective for our fiscal year beginning January 1, 2006, and its adoption will not have a material impact on our financial position or Results of operations.

In May 2003, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No. 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" (the Statement"). The Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. The Statement Is generally effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of this Statement had no effect on Teleplus' consolidated financial statements.

Note 2 - TRADE ACCOUNTS RECEIVABLE

Liberty Wireless trade accounts receivable are shown net of allowance for doubtful accounts of as at December 31, 2004 as follows:

                                                  2004            2003
                                              ------------    ------------

      Accounts receivable                     $    746,238    $ 18,713,282

      Less: Allowance for doubtful accounts       (671,309)    (18,268,016)
                                              ------------    ------------

                                              $     74,929    $    445,266
                                              ============    ============

Liberty maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. If the financial condition of Liberty Wireless customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

Note 3 - PROPERTY AND EQUIPMENT:

Components of property and equipment, at December 31, 2004 are as follows:


      Furniture and fixtures                           $  6,642

      Computer software                                 189,250

      Computer Hardware                                   8,656
                                                       --------

                                                        204,548

Less: accumulated depreciation and amortization

                                                       (55, 791)
                                                       --------
                                                       $148,757


Note 4 - RELATED PARTY TRANSACTIONS

Liberty has an amount owing from its parent company. There are no set terms of repayment and no interest has been charged on the outstanding balance.

(b)   Pro-Forma Financial Information

                            TELEPLUS ENTERPRISES INC
                           PRO-FORMA INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                     Teleplus         Liberty      Pro-Forma     Pro-Forma
                                 Enterprise Inc.      Wireless    Adjustments

Net Revenues                       12,180,501        49,332,085        --       61,512,586
Cost of revenues                    8,882,478        31,077,036        --       39,959,514
                                   ----------        ----------                 ----------

Gross margin                        3,298,023        18,255,049        --       21,553,072
General, administrative and         3,975,318        13,734,625        --       17,709,943
selling
                                   ----------        ----------                 ----------

Income (loss) before                 -677,295         4,520,424        --        3,843,129
interest, income taxes,
depreciation and
amortization
Depreciation of property              267,300            55,791        --          323,091
and equipment
Amortization of intangible             57,471                 0        --           57,471
assets
Interest expense                       71,904                 0        --           71,904
                                   ----------        ----------                 ----------

Income (loss) before income         -1,073970         4,464,633        --        3,390,663
taxes
Provision for income taxes                  0                 0        --                0
                                   ----------        ----------                 ----------

Net income (loss)                  -1,073,970         4,464,633        --        3,390,663
Net income (loss) per share             -0.02                --        --             0.05
Weighted average shares            67,152,705                --        --       67,152,705
outstanding

                           TELEPLUS ENTERPRISES, INC.
                           PRO-FORMA INCOME STATEMENT
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2005

                                     Teleplus         Liberty      Pro-Forma     Pro-Forma
                                 Enterprise Inc.      Wireless    Adjustments

Net Revenues                       13,224,631        19,625,149        --        32,849,780
Cost of revenues                    9,236,924        14,191,044        --        23,428,008
                                   ----------        ----------                  ----------

Gross margin                        3,987,667         5,434,105        --         9,421,772
General, administrative and         4,813,239         5,202,233        --        10,015,472
selling
                                   ----------        ----------                  ----------

Income (loss) before                 -825,572           231,872        --          -593,700
interest, income taxes,
depreciation and
amortization
Depreciation of property              329,274            51,395        --           380,669
and equipment
Amortization of intangible            140,321                 0        --           138,431
assets
Interest expense                      231,378            66,863        --            90,041
                                   ----------        ----------                  ----------

Income (loss) before income        -1,526,545           113,614        --        -1,412,931
taxes
Provision for income taxes                  0                 0        --                 0
                                   ----------        ----------                  ----------

Net income (loss)                  -1,526,545           113,614        --        -1,412,931
Net income (loss) per share             -0.02                          --             -0.02
Weighted average shares            76,303,117                          --        76,303,117
outstanding


TELEPLUS ENTERPRISES INC
PRO-FORMA BALANCE SHEET
AS AT SEPTEMBER 30, 2005

                                            Teleplus         Liberty        Pro-Forma       Pro-Forma
                                           Enterprise        Wireless      Adjustments
                                             Inc.                           (NOTE 3)
Assets

Current

Cash                                         1,032,746       1,368,116        -661,116(3)    1,739,746
Trade Accounts Receivable                    1,196,264         107,975        -107,975       1,196,264
Other Receivable                               968,223               0                         968,223
Intercompany Receivable                              0       3,696,638      -3,696,638               0
Inventories                                    505,463               0                         505,463
Prepaid Expenses                               651,851         238,432        -238,432         651,851
Deferred Charges                                     0          92,234         -92,234               0
                                           -----------     -----------     -----------     -----------
                                             4,354,547       5,503,395      -4,796,395       5,061,547
Property and Equipment                       1,184,580          97,632         -97,362        1,184580
Goodwill                                    12,841,019                                      12,841,019
Deferred Financing Fees                      1,783,515                                       1,783,515
Other Assets                                     3,284                                           3,284
                                           -----------                                     -----------

                                            20,166,945       5,600,757      -4,893,757      20,873,945
Liabilities

Current

Accounts Payable                             3,255,648       1,174,171      -1,174,171       3,255,648
Accrued Expenses                             1,270,124       2,318,761      -2,318,761       1,270,124
Accrued Acquisition Obligations              1,646,987               0                       1,646,987
Promissory Note                                      0               0                               0
Note Payable Acquisition                       318,400               0                         318,400
Other Payables                                       0               0                               0
Deferred Revenue                               537,721       1,012,357        -305,357       1,244,721
                                           -----------     -----------     -----------     -----------

                                             7,028,880       4,505,289      -3,798,289       7,735,880
Promissory Note, net                         5,625,000               0                       5,625,000
Convertible Debenture                                0               0                               0
Accrued Acquisition Obligations              5,115,192               0                       5,115,192
                                           -----------     -----------     -----------     -----------
                                            17,769,072       4,505,289      -3,798,289      18,476,072
Shareholders' Equity

Retained earnings (deficit)                          0       1,095,468      -1,095,468               0
Class A Preferred Stock                          2,000               0                           2,000
Common Stock                                    86,029               0                          86,029
Additional Paid in Capital                   5,608,063               0                       5,608,063
Accumulated Deficit                         -3,285,675               0                      -3,285,675
Accumulated Other Comprehensive Income         -12,544               0                         -12,544
                                           -----------     -----------     -----------     -----------
                                             2,397,873       1,095,468      -1,095,468       2,397,873
                                           -----------     -----------     -----------     -----------
                                            20,166,945       5,600,757      -4,893,757      20,873,945

                            TELEPLUS ENTERPRISES INC.
                   NOTES TO THE PRO-FORMA FINANCIAL STATEMENTS
                    DECEMBER 31, 2004 AND SEPTEMBER 30, 2005

Note 1 BASIS OF PRESENTATION

The accompanying pro-forma financial statements give effect to the acquisition of certain assets of the MVNO business of Liberty Wireless ("Liberty Wireless"), a division of Star Number, Inc. by Teleplus Enterprises, Inc. ("Teleplus") on December 29, 2005.

The unaudited pro-forma financial statements of Teleplus included herein have been prepared by management of Teleplus in accordance with the generally accepted accounting principles of the United States of America. They have been prepared from information derived from the September 30, 2005 (unaudited) and December 31, 2004 (audited) financial statements of Teleplus and September 30, 2005 (unaudited) financial statements and December 31, 2004 (audited) financial statements of Liberty Wireless, together with other information available to the corporation.

In the opinion of management of Teleplus, these unaudited pro-forma financial statements include all the adjustments necessary for fair presentation of the acquisitions of Liberty Wireless by Teleplus as described below.

The unaudited pro-forma financial statements should be read in conjunction with the historical financial statements and notes thereto of Teleplus and Liberty Wireless referred to above included in the annual filing form 10-K SB of Teleplus and included elsewhere in this form 8-K/A. The unaudited pro-forma financial statements of operations gives the effect to the acquisition of Liberty Wireless as if it had occurred at the start of the fiscal period beginning on January 1, 2004. These unaudited pro-forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on those dates.

Note 2 BUSINESS ACQUISITION

Liberty Wireless.

On December 29, 2005 Teleplus acquired certain assets of Liberty Wireless, a division of Star Number, Inc. The preliminary purchase price was $ 1,900,000 which comprised payments for assets and obligations to provide service to customers that had paid for such service.

The business combination is accounted for using the purchase method.

The fair value of the assets and liabilities acquired are as follows :

Current assets                         $   707,000
Current Liabilities                       (707,000)
                                       -----------

Net assets acquired at fair values     $ 1,900,000
                                       -----------

Total consideration:

Payable on closing                     $ 1,400,000
Payable within one year                    500,000
                                       -----------
                                       $ 1,900,000

Goodwill                               $ 1,900,000
                                       -----------


The purchase price in excess of net current assets has been temporarily allocated to goodwill.

NOTE 3 - PRO-FORMA ADJUSTMENTS - BALANCE SHEET

The unaudited pro-forma statements include the following adjustments:

Teleplus acquired specific assets other than cash to discharge the accrued customer service obligations which are the only Liberty Wireless liabilities assumed by Teleplus.

The balance sheet also includes adjustments to assets, liabilities, accumulated deficit of Liberty Wireless not acquired by Teleplus. The adjustments to assets were to Accounts Receivable, Intercompany Receivable, Inventory, Prepaid Expenses, Deferred Charges and Property and Equipment. The adjustments to liabilities were to Accounts Payable and Accrued Expenses. There was also an adjustment to the accumulated deficit.

(c) Exhibits:

      10.1  Asset Purchase Agreement between SNI and TelePlus Wireless
      10.2  Bill of Sale in respect of the Purchased Assets
      10.3 Promissory Note in the amount of US$500,000 issued by TelePlus Wireless in favour of SNI
      10.4  General Security Agreement by TelePlus Wireless in favour of SNI
      10.5  Guarantee by Teleplus in favour of SNI
      10.6  Guarantee by InPhonic in favour of TelePlus Wireless
      10.7 Mobile Virtual Network Enabler Services Agreement between MTS and TelePlus Wireless
      10.8 Non-Competition and Non-Solicitation Agreement between among InPhonic, SNI, MTS and TelePlus Wireless
      10.9  Transition Services Agreement between SNI and TelePlus Wireless
      10.10 Intellectual Property Assignment between SNI and TelePlus Wireless
      10.11 Assignment and Assumption Agreement between SNI and TelePlus Wireless Assignment, Assumption and Consent among Sprint Spectrum LP, TelePlus Wireless and SNI.

                                   Signatures


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Teleplus Enterprises, Inc.


March 13, 2006                          /s/  Marius  Silvasan
                                        ----------------------------------------
                                             Marius Silvasan
                                             Chief Executive Officer


March 13, 2006                          /s/  Robert Krebs
                                        ----------------------------------------
                                             Robert Krebs
                                             Chief Financial Officer


March 13, 2006                          /s/  Tom Davis
                                        ----------------------------------------
                                              Tom Davis
                                              Chief Operating Officer


March 13, 2006                          /s/  Kelly McLaren
                                        ----------------------------------------
                                             Kelly McLaren
                                             President